                                  Exhibit 99.1

 Series 1997-2 Monthly Certificateholders' Statement for the month of July 2001

                                                                   Series 1997-2
                     Monthly Certificateholder's Statement
                         Saks Credit Card Master Trust
                                 Series 1997-2

Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1997-2 Supplement, dated as of August 21, 1997 (the "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Saks Credit Corporation (as successor to Proffitt's Credit Corporation) as Transferor, Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association, as Trustee the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to Series 1997-2 is set forth below:


          Date of the Certificate                             August 10, 2001
          Monthly Period ending:                                July 31, 2001
          Determination Date                                  August 10, 2001
          Distribution Date                                   August 15, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                              General
====================================================================================================================================
    201   Amortization Period                                                                                 No            201
    202   Early Amortization Period                                                                           No            202
    203   Class A Investor Amount paid in full                                                                No            203
    204   Class B Investor Amount paid in full                                                                No            204
    205   Collateral Indebtedness Amount paid in full                                                         No            205
    206   Saks Incorporated is the Servicer                                                                   Yes           206

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                                                          Investor Amount
====================================================================================================================================
                                                                                                       as of the end of
                                                                        as of the end of the             the relevant
                                                                        prior Monthly Period            Monthly Period
                                                                        --------------------           ----------------
    207    Series 1997-2 Investor Amount                                      $235,300,000      207(a)    $235,300,000      207(b)
    208    Class A Investor Amount                                            $180,000,000      208(a)    $180,000,000      208(b)
    209    Class B Investor Amount                                            $ 20,000,000      209(a)    $ 20,000,000      209(b)
    210    Collateral Indebtedness Amount                                     $ 21,000,000      210(a)    $ 21,000,000      210(b)
    211    Class D Investor Amount                                            $ 14,300,000      211(a)    $ 14,300,000      211(b)

    212   Series 1997-2 Adjusted Investor Amount                              $235,300,000      212(a)    $235,300,000      212(b)
    213    Class A Adjusted Investor Amount                                   $180,000,000      213(a)    $180,000,000      213(b)
    214      Principal Account Balance                                        $          -      214(a)    $          -      214(b)
    215    Class B Adjusted Investor Amount                                   $ 20,000,000      215(a)    $ 20,000,000      215(b)

    216    Class A Certificate Rate                                                                         6.50000%        216
    217    Class B Certificate Rate                                                                         6.69000%        217
    218    Collateral Indebtedness Interest Rate                                                            4.43000%        218
    219    Class D Certificate Rate                                                                         4.70500%        219
    220   Weighted average interest rate for Series 1997-2                                                  6.22232%        220

                                                                                                          as of the end of
                                                                            for the relevant                the relevant
                                                                             Monthly Period                Monthly Period
                                                                            ----------------              ----------------
    221   Series 1997-2 Investor Percentage with respect to Finance Charge
          Receivables                                                                18.36%     221(a)          20.93%      221(b)
    222    Class A                                                                   14.04%     222(a)          16.01%      222(b)
    223    Class B                                                                    1.56%     223(a)           1.78%      223(b)
    224    Collateral Indebtedness Amount                                             1.64%     224(a)           1.87%      224(b)
    225    Class D                                                                    1.12%     225(a)           1.27%      225(b)

    226   Series 1997-2 Investor Percentage with respect to Principal
          Receivables                                                                 18.36%    226(a)          20.93%      226(b)
    227    Class A                                                                    14.04%    227(a)          16.01%      227(b)
    228    Class B                                                                     1.56%    228(a)           1.78%      228(b)
    229    Collateral Indebtedness Amount                                              1.64%    229(a)           1.87%      229(b)
    230    Class D                                                                     1.12%    230(a)           1.27%      230(b)

    231   Series 1997-2 Investor Percentage with respect to Allocable Amounts         18.36%    231(a)          20.93%      231(b)
    232    Class A                                                                    14.04%    232(a)          16.01%      232(b)
    233    Class B                                                                     1.56%    233(a)           1.78%      233(b)
    234    Collateral Indebtedness Amount                                              1.64%    234(a)           1.87%      234(b)
    235    Class D                                                                     1.12%    235(a)           1.27%      235(b)

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                                               Series 1997-2 Investor Distributions
====================================================================================================================================

    236   The sum of the daily allocations of collections of Principal Receivables
          for the relevant Monthly Period                                                                 $          -      236
    237   Class A distribution of collections of Principal Receivables per $1,000 of
          original principal amount                                                                       $          -      237

                                                                                                                         Page 1 of 5

                                                                   Series 1997-2

  238  Class B distribution of collections of Principal Receivables per $1,000 of
       original principal amount                                                                           $         -       238
  239  Collateral Indebtedness Amount distribution of collections of Principal Receivables
       per $1,000 of original principal amount                                                             $         -       239
  240  Class D distribution of collections of Principal Receivables per $1,000 of
       original principal amount                                                                           $         -       240
  241  Class A distribution attributable to interest per $1,000 of original principal
       amount                                                                                              $      5.42       241
  242  Class B distribution attributable to interest per $1,000 of original principal
       amount                                                                                              $      5.58       242
  243  Collateral Indebtedness Amount distribution attributable to interest per $1,000
       of original principal amount                                                                        $      3.69       243
  244  Class D distribution attributable to interest per $1,000 of original principal
       amount                                                                                              $         -       244
  245  Monthly Servicing Fee for the next succeeding Distribution Date per $1,000 of
       original principal amount                                                                           $      1.67       245
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                                          Collections Allocated to Series 1997-2
-----------------------------------------------------------------------------------------------------------------------------------

  246  Series allocation of collections of Principal Receivables                                           $41,321,563       246
  247  Class A                                                                                             $31,610,206       247
  248  Class B                                                                                             $ 3,512,245       248
  249  Collateral Indebtedness Amount                                                                      $ 3,687,857       249
  250  Class D                                                                                             $ 2,511,255       250

  251  Series allocation of collections of Finance Charge Receivables                                      $ 4,463,776       251
  252  Class A                                                                                             $ 3,414,703       252
  253  Class B                                                                                             $   379,411       253
  254  Collateral Indebtedness Amount                                                                      $   398,382       254
  255  Class D                                                                                             $   271,279       255

       Available Funds
       ---------------
  256  Class A Available Funds                                                                             $ 3,414,703       256
  257  The amount to be withdrawn from the Reserve Account to be included in Class A
       Available funds                                                                                     $         -       257
  258  Principal Investment Proceeds to be included in Class A Available Funds                             $         -       258
  259  The amount of investment earnings on amounts held in the Reserve Account to be
       included in Class A Available funds                                                                 $         -       259

  260  Class B Available Funds                                                                             $   379,411       260
  261  The amount to be withdrawn from the Reserve Account to be included in Class B
       Available funds                                                                                     $         -       261
  262  Principal Investment Proceeds to be included in Class B Available Funds                             $         -       262
  263  The amount of investment earnings on amounts held in the Reserve Account to be
       included in Class B Available funds                                                                 $         -       263

  264  Collateral Available Funds                                                                          $   398,382       264

  265  Class D Available Funds                                                                             $   271,279       265
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                                                      Application of Collections
------------------------------------------------------------------------------------------------------------------------------------

       Class A
       -------
  266  Class A Monthly Interest for the related Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior
       Distribution date                                                                                   $   975,000       266
  267  If Saks Incorporated is no longer the Servicer, an amount equal to Class A
       Servicing fee for the related Distribution Date                                                     $         -       267
  268  Class A Allocable Amount                                                                            $   649,458       268
  269  An amount to be included in the Excess Spread                                                       $ 1,790,244       269

       Class B
       -------
  270  Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a
       prior Distribution date                                                                             $   111,500       270
  271  If Saks Incorporated is no longer the Servicer, an amount equal to Class B
       Servicing fee for the related Distribution Date                                                     $         -       271
  272  An amount to be included in the Excess Spread                                                       $   267,911       272

                                                                                                                       Series 1997-2
       Collateral
       ----------
  273  If Saks Incorporated is no longer the Servicer, an amount equal to Collateral
       Servicing fee for the related Distribution Date                                                     $         -       273
  274  An amount to be included in the Excess Spread                                                       $   398,382       274

       Class D
       -------
  275  If Saks Incorporated is no longer the Servicer, an amount equal to Class D
       Servicing fee for the related Distribution Date                                                     $         -       275
  276  An amount to be included in the Excess Spread                                                       $   271,279       276

  277  Available Excess Spread                                                                             $ 2,727,817       277
  278  Available Shared Excess Finance Charge Collections                                                  $         -       278
  279  Total Cash Flow available for 1997-2 waterfall                                                      $ 2,727,817       279

  280  Class A Required Amount is to be used to fund any deficiency in line266, line267
       and line268                                                                                         $         -       280
  281  The aggregate amount of Class A Investor Charge Offs which have not been
       previously reimbursed                                                                               $         -       281
  282  Class B Required Amount to the extent attributable to line270, and line271                          $         -       282
  283  Class B Allocable Amount                                                                            $    72,162       283
  284  Any remaining portion of the Class B Required Amount                                                $         -       284
  285  An amount equal to any unreimbursed reductions of the Class B Investor Amount, if any, due to: (i) Class B Investor Charge Offs; (ii) Reallocated Principal Collections;
       (iii) reallocations of the Class B Investor Amount to the Class A Investor Amount                   $         -       285
  286  Collateral Monthly Interest for the related Distribution Date plus Collateral Monthly
       Interest previously due but not paid to the Collateral Indebtedness Holder plus
       Collateral Additional Interest                                                                      $    77,525       286
  287  Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing Fee due for
       the relevant Monthly Period and not paid above                                                      $   368,333       287
  288  Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing Fee due but
       not distributed to the Servicer for prior Monthly Periods                                           $         -       288
  289  Collateral Allocable Amount                                                                         $    75,770       289
  290  Any unreimbursed reductions of the Collateral Indebtedness Amount (CIA), if any,
       due to: (i) CIA Charge Offs; (ii) Reallocated Principal Collections;
       (iii) reallocations of the CIA to the Class A or Class B Investor Amount                            $         -       290
  291  The excess, if any, of the Required Cash Collateral Amount over the Available
       Collateral Amount                                                                                   $         -       291
  292  An amount equal to Class D Monthly Interest due but not paid to the Class D
       Certificateholders plus Class D  Additional Interest                                                $    56,068       292
  293  Class D Servicing Fee due for the relevant Monthly Period and not paid above                        $    23,833       293
  294  Class D Servicing Fee due but not distributed to the Servicer for prior Monthly
       Periods                                                                                             $         -       294
  295  Class D Allocable Amount                                                                            $    51,596       295
  296  Any unreimbursed reductions of the Class D Investor Amount, if any, due to: (i) Class D Investor Charge Offs; (ii) Reallocated Principal Collections;
       (iii) reallocations of the Class D Investor Amount to the Class A or Class B
       Investor Amount or CIA                                                                              $         -       296
  297  Aggregate amount of any other amounts due to the Collateral Indebtedness Holder
       pursuant to the Loan Agreement                                                                      $         -       297
  298  Excess, if any, of the Required Reserve Account Amount over the amount on
       deposit in the Reserve Account                                                                      $         -       298
  299  Shared Excess Finance Charge Collections                                                            $ 2,002,529       299

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                                                Determination of Monthly Principal
====================================================================================================================================

  300  Class A Monthly Principal (the least of line#301, line#302 and line#208)                            $         -       300
  301  Available Principal Collections held in the Collection Account                                      $41,321,563       301
  302  Class A Accumulation Amount                                                                         $         -       302

  303  Class B Monthly Principal (the least of line#304, line#305 and line#209)
       (distributable only after payout of Class A)                                                        $         -       303
  304  Available Principal Collections held in the Collection Account less portion
       of such Collections applied to Class A Monthly Principal                                            $41,321,563       304

  305  Class B Accumulation Amount                                                                         $         -       305

                                                                                                                         Page 3 of 5

                                                                   Series 1997-2

     306  Collateral Monthly Principal (prior to payout of Class B) (the least of line#307
          and line#308)                                                                                    $          -      306
     307  Available Principal Collections held in the Collection Account less portion of
          such Collections applied to Class A and Class B Monthly Principal                                $ 41,321,563      307
     308  Enhancement Surplus                                                                              $          -      308

     309  Class D Monthly Principal                                                                        $          -      309
     310  Available Principal Collections held in the Collection Account less portion of
          such Collections applied to Class A, Class B or collateral Monthly Principal                     $ 41,321,563      310

-----------------------------------------------------------------------------------------------------------------------------------
                                                   Available Enhancement Amount
===================================================================================================================================

     311  Available Enhancement Amount                                                                     $ 35,300,000      311
     312  Amount on Deposit in the Cash Collateral Account                                                 $          -      312

-----------------------------------------------------------------------------------------------------------------------------------
                                                 Reallocated Principal Collections
===================================================================================================================================

     313  Reallocated Principal Collections                                                                $          -      313
     314  Class D Principal Collections (to the extent needed to fund Required Amounts)                    $          -      314
     315  Collateral Principal Collections (to the extent needed to fund Required Amounts)                 $          -      315
     316  Class B Principal Collections (to the extent needed to fund Required Amounts)                    $          -      316

-----------------------------------------------------------------------------------------------------------------------------------
                                Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
===================================================================================================================================

                                                                                  %                           Amount
                                                                                ------                     -----------
     317  Series 1997-2 Default Amount                                          18.36%      317(a)         $    848,987      317(b)
     318  Class A Investor Default Amount                                       14.04%      318(a)         $    649,458      318(b)
     319  Class B Investor Default Amount                                        1.56%      319(a)         $     72,162      319(b)
     320  Collateral Default Amount                                              1.64%      320(a)         $     75,770      320(b)
     321  Class D Investor Default Amount                                        1.12%      321(a)         $     51,596      321(b)

     322  Series 1997-2 Adjustment Amount                                                                  $          -      322
     323  Class A Adjustment Amount                                                                        $          -      323
     324  Class B Adjustment Amount                                                                        $          -      324
     325  Collateral Adjustment Amount                                                                     $          -      325
     326  Class D Adjustment Amount                                                                        $          -      326

     327  Series 1997-2 Allocable Amount                                                                   $    848,987      327
     328  Class A Allocable Amount                                                                         $    649,458      328
     329  Class B Allocable Amount                                                                         $     72,162      329
     330  Collateral Allocable Amount                                                                      $     75,770      330
     331  Class D Allocable Amount                                                                         $     51,596      331

-----------------------------------------------------------------------------------------------------------------------------------
                                                         Required Amounts
===================================================================================================================================

     332  Class A Required Amount                                                                          $          -      332
     333  Class A Monthly Interest for current Distribution Date                                           $    975,000      333
     334  Class A Monthly Interest previously due but not paid                                             $          -      334
     335  Class A Additional Interest for prior Monthly Period or previously due but not paid              $          -      335
     336  Class A Allocable Amount for current Distribution Date                                           $          -      336
     337  Class A Servicing Fee (if Saks Incorporated is no longer the Servicer)                           $          -      337

     338  Class B Required Amount                                                                          $          -      338
     339  Class B Monthly Interest for current Distribution Date                                           $    111,500      339
     340  Class B Monthly Interest previously due but not paid                                             $          -      340
     341  Class B Additional Interest for prior Monthly Period or previously due but not paid              $          -      341
     342  Class B Servicing Fee (if Saks Incorporated is no longer the Servicer)                           $          -      342
     343  Excess of Class B Allocable Amount over funds available to make payments                         $          -      343

     344  Collateral Required Amount                                                                       $          -      344
     345  Collateral Monthly Interest for current Distribution Date                                        $     77,525      345
     346  Collateral Monthly Interest previously due but not paid                                          $          -      346
     347  Collateral Additional Interest for prior Monthly Period or previously due but not paid           $          -      347

                                                                                                                         Page 4 of 5

                                                                                                                       Series 1997-2
     348  Collateral Servicing Fee (if Saks Incorporated is no longer the Servicer)                        $          -      348
     349  Excess of Collateral Allocable Amount over funds available to make payments                      $          -      349

------------------------------------------------------------------------------------------------------------------------------------
                                                   Reduction of Investor Amounts
====================================================================================================================================

           Class A
           -------
     350   Class A Investor Amount reduction                                                               $          -      350
     351   Class A Investor Charge Off                                                                     $          -      351
     352   Reductions of the Class A Investor Amount                                                       $          -      352
           Class B
           -------
     353   Class B Investor Amount reduction                                                               $          -      353
     354   Class B Investor Charge Off                                                                     $          -      354
     355   Reductions of the Class B Investor Amount                                                       $          -      355
     356   Reallocated Principal Collections applied to Class A                                            $          -      356
           Collateral
           ----------
     357   Collateral Indebtedness Amount reduction                                                        $          -      357
     358   Collateral Indebtedness Amount Charge Off                                                       $          -      358
     359   Reductions of the Collateral Indebtedness Amount                                                $          -      359
     360   Reallocated Principal Collections applied to Class B                                            $          -      360
           Class D
           -------
     361   Class D Investor Amount reduction                                                               $          -      361
     362   Class D Investor Charge Off                                                                     $          -      362
     363   Reductions of the Class D Investor Amount                                                       $          -      363
     364   Reallocated Principal Collections applied to Collateral Indebtedness Amount                     $          -      364

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                                                           Servicing Fee
====================================================================================================================================

     365   Series 1997-2 Servicing Fee                                                                     $    392,167      365
     366   Class A Servicing Fee                                                                           $    300,000      366
     367   Class B Servicing Fee                                                                           $     33,333      367
     368   Collateral Servicing Fee                                                                        $     35,000      368
     369   Class D Servicing Fee                                                                           $     23,833      369

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                                                          Reserve Account
====================================================================================================================================

     370   Required Reserve Account Amount (if applicable)                                                 $          -      370
     371   Reserve Account Reinvestment Rate (if applicable)                                               $          -      371
     372   Reserve Account balance                                                                         $          -      372

     373   Accumulation Period Length                                                                          2 months      373

           IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of August, 2001.

           Saks Incorporated,
           as Servicer

           By /s/ Scott A. Honnold
             ----------------------------------

           Name:  Scott A. Honnold
           Title: Vice President and Treasurer
                                                                     Page 5 of 5